UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

GREAT BASIN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

420 E. South Temple, Suite 520,  Salt Lake City, UT
(Address of principal executive offices)

84111
(Zip code)

(801) 990-1055
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 4, 2016, Great Basin Scientific, Inc. (the “Company”) entered into an Amendment to the Spring Forth Promissory Note (the “Amendment”) with Spring Forth Investments, LLC (“Spring Forth”) to extend the maturity date of a $500,000 promissory note issued by the Company to Spring Forth in connection with a loan provided by Spring Forth to the Company from July 18, 2016 to July 18, 2017.  The effective date of the Amendment is July 18, 2016.

The aforementioned constitutes a summary of the material terms of the Amendment and is qualified in its entirety by the full text of the Amendment which is set forth in Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On July 13 and July 27, 2016, certain holders of Great Basin Scientific Inc.’s (the “Company”) senior secured convertible notes issued on December 30, 2015 (the “2015 Notes”) submitted notices to accelerate previously deferred amortization payments under the 2015 Notes and convert the accelerated payments on the 2015 Notes into shares of the Company’s common stock pursuant to Section 3(a)(9) of the United States Securities Act of 1933, as amended.  In connection with these conversions, the Company issued 79,051 shares of common stock upon the conversion of $106,171 principal amount of 2015 Notes at a conversion price of $1.34.

On July 29, 2016 in accordance with the terms of the 2015 Notes the Company issued additional shares of the Company’s common stock pursuant to Section 3(a)(9) of the United States Securities Act of 1933, as amended, to adjust the previously converted amortization and accelerated amounts for the actual conversion price calculated as of the amortization date of July 29, 2016.  Pursuant to these adjustment terms the Company issued an additional 2,636,861 shares of common stock at a conversion price of $0.47 per share and adjusted the principal and amortization payment amount converted to $3,694,814.

On August 2 through August 4, 2016 certain holders of the 2015 Notes were issued shares of the Company’s common stock pursuant to Section 3(a)(9) of the United States Securities Act of 1933, as amended) in connection with the pre-installment amount converted for the amortization date of August 31, 2016.  In connection with the pre-installments, the Company issued 11,447,345 shares of common stock upon the conversion of $4,469,043 principal amount of 2015 Notes at a conversion price of $0.39.

The Company previously filed an 8-K on July 14, 2016 and reported 12,409,233 shares outstanding. As described in the paragraphs above, the Company has since issued 14,163,257 shares, therefore as of August 4, 2016 there are 26,572,490 shares of common stock issued and outstanding.

Item 3.03 Material Modifications to Rights of Security Holders

On July 29, 2016, the Company adjusted the conversion price of the 2015 Notes pursuant to the terms of the 2015 Notes The conversion price was adjusted from $1.34 to $0.47.

On August 2, 2016, the Company adjusted the conversion price of the 2015 Notes pursuant to the terms of the 2015 Notes. The conversion price was adjusted from $0.47 to $0.39.

In connection with the conversions described in Item 3.02 hereof (the “Conversions”), the exercise prices or conversion prices of certain of our issued and outstanding securities were automatically adjusted to take into account the conversion prices of the 2015 Notes.  The exercise prices of the following securities were adjusted as follows.

Class A and Class B Warrants

As of August 2, 2016, the Company had outstanding Class A Warrants to purchase 755 shares and Class B Warrants to purchase 640 shares of common stock of the Company. The Class A and Class B Warrants include a provision which provides that the exercise price of the Class A and Class B Warrants will be adjusted in connection with certain equity issuances by the Company.  The consummation of the Conversions triggers an adjustment to the exercise price of the Class A and Class B Warrants.  Therefore, on July 29, 2016, the exercise price for the Class A and Class B Warrants was adjusted from $1.34 per share of common stock to $0.47 per share of common stock, and on August 2, 2016, the exercise price for the Class A and Class B Warrants was adjusted from $0.47 per share of common stock to $0.39 per share of common stock.

Common Stock Warrants

As of August 2, 2016, the Company had outstanding certain common stock warrants to purchase 18 shares of common stock of the Company.  As a result of the Conversions, on July 29, 2016, the exercise price for certain Common Warrants was adjusted from $1.34 per share of common stock to $0.47 per share of common stock, and on August 2, 2016, the exercise price for certain Common Warrants was adjusted from $0.47 per share of common stock to $0.39 per share of common stock.

Series B Warrants

As of August 2, 2016, the Company had outstanding Series B Warrants to purchase 530 shares of common stock of the Company.  The Series B Warrants include a provision which provides that the exercise price of the Series B Warrants will be adjusted in connection with certain equity issuances by the Company.  The consummation of the Conversions triggers an adjustment to the exercise price of the Series B Warrants.  Therefore, on July 29, 2016, the exercise price for the Series B Warrants was adjusted from $4,069.98 per share of common stock to $3,918.80 per share of common stock..  On August 2, 2016, the exercise price for the Series B Warrants was adjusted from $3,918,80 per share of common stock (taking into account the Company’s recent 35 for 1 reverse stock split) to $3,726.05 per share of common stock.

Series G Warrants

As of August 2, 2016, the Company had outstanding Series G Warrants to purchase 3,160,000 shares of common stock of the Company. The Series G Warrants include a provision which provides that the exercise price of the Series G Warrants will be adjusted in connection with certain equity issuances by the Company.  The consummation of the Conversions triggers an adjustment to the exercise price of the Series G Warrants.  Therefore, on July 29, 2016, the exercise price for the Series G Warrants was adjusted from $1.34 per share of common stock to $0.47 per share of common stock and on August 2, 2016, the exercise price for the Series G Warrants was adjusted from $0.47 per share of common stock to $0.39 per share of common stock.

Item 9.01(d) Financial Statements and Exhibits

Exhibit                      Description
10.1                            Amendment to Spring Forth Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: August 4, 2016	By:	/s/ Ryan Ashton
Ryan Ashton
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.1	Amendment to Spring Forth Promissory Note